SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Disciplined Equity Fund
International Equity Fund
World Equity Ex-US Fund
Real Return Fund

Supplement Dated January 29, 2010
to the Class A Shares Prospectus Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds.

Changes in Sub-Advisers for the Large Cap Disciplined Equity Fund

In the sub-section entitled "Large Cap Disciplined Equity Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Legg Mason Capital Management Inc. is hereby deleted.

There are no other changes in the portfolio management of the Large Cap Disciplined Equity Fund.

Changes in Sub-Advisers for the International Equity Fund

In the sub-section entitled "International Equity Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

Neuberger Berman Management LLC: Neuberger Berman Management LLC (NBML), located at 605 Third Avenue, New York, NY 10158, serves as a Sub-Adviser to the International Equity Fund. Benjamin Segal, CFA, is responsible for the management of the portion of the International Equity Fund's assets allocated to NBML. Mr. Segal joined NBML in 1998 as a portfolio manager. Mr. Segal is a Portfolio Manager for the firm's Institutional and Mutual Fund International Equity team. Mr. Segal joined the firm from Invesco GT Global where he was an assistant portfolio manager in global equities. Prior to that, he was a management consultant with Bain & Company. He also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel.

There are no other changes in the portfolio management of the International Equity Fund.

Changes in Sub-Advisers for the World Equity Ex-US Fund

In the sub-section entitled "World Equity Ex-US Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraphs are hereby added in the appropriate alphabetical order thereof:

NFJ Investment Group, LLC: NFJ Investment Group, LLC (NFJ), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201 serves as a Sub-Adviser to the World Equity Ex-US Fund. Ben J. Fischer, CFA, Managing Director and Portfolio Manager/Analyst, R. Burns McKinney, CFA, Principal and Portfolio Manager/Analyst, Thomas W. Oliver, CFA, CPA, Principal and Portfolio Manager/Analyst and Paul A. Magnuson, Managing Director and Portfolio Manager/Analyst manage the portion of the World Equity Ex-US Fund's assets allocated to NFJ. Mr. Fischer is a founding member of NFJ and has been on the International Value team since its inception in 2003. He is responsible for portfolio management and research analysis. Mr. McKinney joined NFJ in 2006 as a portfolio manager of the international value team. He is responsible for portfolio management and research analysis. Prior to joining NFJ, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. Mr. Oliver joined NFJ in 2005 as a portfolio manager of the international value team. He is responsible for portfolio management and research analysis. Prior to joining NFJ, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation. Mr. Magnuson joined NFJ in 1992. Mr. Magnuson has been a member of the international value team since the strategy's inception in 2003. He is responsible for portfolio management and research analysis.

Thornburg Investment Management, Inc.: Thornburg Investment Management, Inc. (TIM), located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 serves as a Sub-Adviser to the World Equity Ex-US Fund. William V. Fries, CFA, Managing Director and Co-Portfolio Manager, Wendy Trevisani, Managing Director and Co-Portfolio Manager and Lei Wang, CFA, Managing Director and Co-Portfolio Manager manage the portion of the World Equity Ex-US Fund's assets allocated to TIM. Mr. Fries joined TIM in 1995 as a Managing Director and portfolio manager. He has primary responsibility for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Prior to joining TIM, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Ms. Trevisani joined TIM in 1999 as an associate portfolio manager and was named Managing Director in 2003. She is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Prior to joining TIM, Ms. Trevisani was an institutional sales and trading representative for Salomon Smith Barney. Mr. Wang joined TIM in 2004 as an associate portfolio manager. In 2006, Mr. Wang became managing director and co-portfolio for the international equity strategy. He is responsible for portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Prior to joining TIM, Mr. Wang served as an associate for DeutscheBank and Enso Capital Management.

There are no other changes in the portfolio management of the World Equity Ex-US Fund.

Change in Investment Advisory Fees for the Real Return Fund

At a meeting held on December 9, 2009, the Board of Trustees of SEI Institutional Investments Trust approved a change in investment advisory fees for the Real Return Fund. Accordingly, the text under the section entitled "Fund Fees and Expenses" for the Real Return Fund on page 90 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.22	%*
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.01	%**
Total Annual Fund Operating Expenses	0.31	%***†

*  The Investment Advisory Fees for the period June 1, 2009 through December 31, 2009 were 0.70%. Effective January 1, 2010, the Board of Trustees approved a reduction in Investment Advisory Fees to 0.22%.

**  Acquired Fund Fees and Expenses (AFFE) reflect the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

***  The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser's and the Fund's administrator's voluntary waivers are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses were as follows:

Real Return Fund—Class A Shares (including AFFE)	0.21%
Real Return Fund—Class A Shares (excluding AFFE)	0.20%

†  Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund—Class A Shares	$32	$100	$174	$393

In addition, the line item of the Real Return Fund in the third paragraph under the section entitled "Investment Adviser and Sub-Adviser" on page 91 of the Prospectus is hereby deleted and replaced with the following:

	Investment Advisory Fees		Investment Advisory Fees After Fee Waivers
Real Return Fund	0.22	%*	0.12%

*  The Investment Advisory Fees for the period June 1, 2009 through December 31, 2009 were 0.70%. Effective January 1, 2010, the Board of Trustees approved a reduction in Investment Advisory Fees to 0.22%.

Change in Dividend Distribution for the Real Return Fund

At a meeting held on December 9, 2009, the Board of Trustees of SEI Institutional Investments Trust approved a change in distribution for the Real Return Fund from annually to quarterly.

Accordingly, the first paragraph under the sub-section entitled "Dividends and Distributions" on page 126 is hereby deleted and replaced with the following:

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the International Equity, World Equity Ex-US, Screened World Equity Ex-US, Emerging Markets Equity and Global Equity Funds to pay dividends periodically (at least once annually); the Core Fixed Income, High Yield Bond and Long Duration Funds to pay dividends monthly; and the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Strategic U.S. Large Cap Equity, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Enhanced LIBOR Opportunities, Emerging Markets Debt and Real Return Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

There are no other changes to the Real Return Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-626 (01/10)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Disciplined Equity Fund
International Equity Fund
World Equity Ex-US Fund
Real Return Fund

Supplement Dated January 29, 2010
to the Statement of Additional Information ("SAI") Dated September 30, 2009

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds.

Changes in Sub-Advisers for the Large Cap Disciplined Equity Fund

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and the Sub-Advisers," the paragraph relating to Legg Mason Capital Management Inc. is hereby deleted. In addition, in the sub-section entitled "Portfolio Management," under the same section, the text relating to Legg Mason Capital Management Inc. is hereby deleted.

There are no other changes in the portfolio management of the Large Cap Disciplined Equity Fund.

Changes in Sub-Advisers for the International Equity Fund

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and the Sub-Advisers," the paragraph relating to Neuberger Berman Management LLC is hereby deleted and replaced with the following:

NEUBERGER BERMAN MANAGEMENT LLC—Neuberger Berman Management LLC ("NBML") serves as a Sub-Adviser to a portion of the assets of the Large Cap and International Equity Funds. NBML is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC.

In addition, in the sub-section entitled "Portfolio Management," under the section entitled "The Adviser and the Sub-Advisers," the text relating to Neuberger Berman Management LLC is hereby deleted and replaced with the following:

NBML

Compensation. SIMC pays NBML a fee based on the assets under management of the Large Cap and International Equity Funds as set forth in an investment sub-advisory agreement between NBML and SIMC. NBML pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap and International Equity Funds. The following information relates to the period ended November 30, 2009.

A portion of the compensation paid to each portfolio manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. The Russell 1000 Growth Index is used as the benchmark for the Large Cap Fund, while the MSCI EAFE Index is used as the benchmark for the International Equity Fund. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the portfolio manager was a partner/principal of Neuberger Berman Inc. prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a portfolio manager receives, the aggregate fees collected on the accounts for which the portfolio manager are responsible are compared to a predetermined benchmark of fees that increases 4% per annum.

NBML's portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NBML believes that its portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NBML believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Fund Shares. As of the end of the Large Cap and International Equity Funds' most recently completed fiscal year, NBML's portfolio managers did not beneficially own any shares of the Large Cap or International Equity Fund.

Other Accounts. As of November 30, 2009, in addition to the Large Cap and International Equity Funds, NBML's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows (assets in millions):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Benjamin Segal	7	$1,616	0	$0	39	$4,161
John J. Barker	9	$1,842	0	$0	643	$8,141
Daniel Rosenblatt	9	$1,842	0	$0	643	$8,141
Daniel J. Fletcher	9	$1,842	0	$0	643	$8,141
Lawrence K. Fisher	9	$1,842	0	$0	643	$8,141

*  Other accounts include separate accounts and managed accounts (WRAP).

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the Funds and Other Accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for a fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a portfolio manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or account, a Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for Other Accounts may outperform the securities selected for the Funds. Finally, a conflict of interest may arise if NBML and a portfolio manager have a financial incentive to favor one account over another, because of a performance-based management fee that applies to one account but not to the Funds or other accounts for which the portfolio manager is responsible.

NBML has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

There are no other changes in the portfolio management of the International Equity Fund.

Changes in Sub-Advisers for the World Equity Ex-US Fund

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and the Sub-Advisers," the following paragraphs are hereby added in the appropriate alphabetical order thereof:

NFJ INVESTMENT GROUP, LLC: NFJ Investment Group, LLC ("NFJ") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. NFJ, a Delaware limited liability company founded in 1989, is a direct subsidiary of Allianz Global Investors Management Partners LLC, which is a subsidiary of Allianz Global Investors, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P.

THORNBURG INVESTMENT MANAGEMENT, INC: Thornburg Investment Management, Inc. ("TIM") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. TIM, was incorporated in Delaware in 1982.

In addition, in the sub-section entitled "Portfolio Management," under the section entitled "The Adviser and the Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

NFJ

Compensation. SIMC pays NFJ a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between NFJ and SIMC. NFJ pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended November 30, 2009.

NFJ believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable performance, as measured by industry benchmarks. NFJ's compensation policy features both short-term and long-term components. Compensation is aligned to customer interests through individual performance and the success of the firm.

The firm offers competitive base salaries and a variable bonus. NFJ determines base salaries based upon comparative market industry standards for location and job function. Bonuses are awarded on a discretionary basis based upon individual and firm performance and are also based upon market industry standards. Additionally, investment persons may participate in a revenue sharing vehicle which is in part affected by the performance of the investment styles. Typically, an investment professional's compensation is comprised of a base salary and a bonus and may or may not include a long-term compensation component.

A Long-term Incentive Plan ("Plan") provides rewards to certain key staff and executive of NJF and certain parent companies to promote long-term growth and profitability. The Plan provides awards that are based on the firm's operating earnings growth. The Plan provides a link between longer-term company performance and participant pay, further motivating participants to make a long-term commitment to the firm's success.

In January 2010, Allianz Global Investors, NFJ's parent company plans to introduce an equity ownership plan for key employees of NFJ. NFJ believes this plan is important in retaining NFJ employees.

Ownership of Fund Shares. As of November 30, 2009, NFJ's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of November 30, 2009, NFJ's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts	Total Assets		Number of Accounts	Total Assets
Ben J. Fischer	17	$2,717.0	mm	3	$82.2	mm	59	$9,154.0	mm
R. Burns McKinney	10	$2,474.0	mm	3	$82.2	mm	49	$8,099.0	mm
Thomas W. Oliver	6	$599.0	mm	1	$8.2	mm	46	$7,775.0	mm
Paul A. Magnuson	14	$1,661.0	mm	3	$82.2	mm	55	$8,759.0	mm

NFJ does not manage any accounts for which the advisory fee is based on performance.

Conflicts of Interests. Like other investment professionals with multiple clients, a portfolio manager for the World Equity Ex-US Fund may face certain potential conflicts of interest in connection with managing both the World Equity Ex-US Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, its Adviser and its Board of Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. These potential conflicts may include, among others:

•  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the World Equity Ex-US Fund and Other Accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the World Equity Ex-US Fund as well as Other Accounts, the NFJ's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the World Equity Ex-US Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the World Equity Ex-US Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the World Equity Ex-US Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the World Equity Ex-US Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on Other Accounts.

The World Equity Ex-US Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The World Equity Ex-US Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the World Equity Ex-US Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the World Equity Ex-US Fund and NFJ's other clients, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The World Equity Ex-US Fund's portfolio managers may also face other potential conflicts of interest in managing the World Equity Ex-US Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing the World Equity Ex-US Fund and Other Accounts. In addition, the World Equity Ex-US Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the World Equity Ex-US Fund or other clients. NFJ's investment personnel, including the World Equity Ex-US Fund's portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

As part of NFJ's Compliance Program, NFJ has established a Compliance Committee with a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

TIM

Compensation. SIMC pays TIM a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between TIM and SIMC. TIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended November 30, 2009.

The compensation of each co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each portfolio manager also owns equity shares in TIM. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, multiple year historical total return of accounts managed by the manager, relative to market performance and similar funds; single year return of accounts managed by the portfolio manager, relative to market performance and similar funds; the degree of sensitivity of the manager to potential tax liabilities created in generating returns, relative to overall return. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of TIM, such benefits accrue from the overall financial performance of TIM.

Ownership of Fund Shares. As of November 30, 2009, TIM's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of November 30, 2009, TIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
William V. Fries	28	$25.8 billion	10	$1.7 billion	3,042		$5.8 billion
	N/A	N/A	N/A	N/A	1	*	$96.5 million
Wendy Trevisani	15	$20.0 billion	8	$776 million	7,039		$7.9 billion
	N/A	N/A	N/A	N/A	1	*	$96.5 million
Lei Wang	15	$20.0 billion	4	$740 million	33		$4.9 billion
	N/A	N/A	N/A	N/A	1	*	$96.5 million

*  These accounts are subject to a performance-based advisory fee.

Conflicts of Interests. Most portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of multiple accounts. These conflicts could include:

•  allocating a favorable investment opportunity to one account but not another;

•  directing one account to buy a security before purchases through other accounts increase the price of the security in the market place;

•  giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

•  obtaining services from brokers conducting trades for one account, which are used to benefit another account.

TIM has considered the likelihood that material conflicts of interest could arise between the portfolio manager's management of multiple client accounts. TIM has not identified any such conflicts that may arise and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

TIM's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the World Equity Ex-US Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the World Equity Ex-US Fund. TIM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, TIM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the World Equity Ex-US Fund. Because of their positions with the World Equity Ex-US Fund, the portfolio managers know the size, timing and possible market impact of World Equity Ex-US Fund trades. It is theoretically possible that TIM's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the World Equity Ex-US Fund. However, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the World Equity Ex-US Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the World Equity Ex-US Fund. This conflict of interest may be exacerbated to the extent that TIM or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the World Equity Ex-US Fund. Notwithstanding this theoretical conflict of interest, it is TIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, TIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the World Equity Ex-US Fund, such securities might not be suitable for the World Equity Ex-US Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the World Equity Ex-US Fund.

Change in Investment Advisory Fees for the Real Return Fund

At a meeting held on December 9, 2009, the Board of Trustees of SEI Institutional Investments Trust approved a change in investment advisory fees for the Real Return Fund. Accordingly, the line item of the Real Return Fund in the sub-section entitled "Advisory Fees" under the section entitled "The Adviser and the Sub-Advisers" has been deleted and replaced with the following:

Real Return Fund	0.22	%*

*  The Investment Advisory Fees for the period June 1, 2009 through December 31, 2009 were 0.70%. Effective January 1, 2010, the Board of Trustees approved a reduction in Investment Advisory Fees to 0.22%.

There are no other changes to the Real Return Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-627 (01/10)